Exhibit 99.1

CareCloud Achieves Record-Breaking Shareholder Turnout and Record Yes Votes to Approve Increase in Authorized Shares

SOMERSET, N.J., January 27, 2025 (GLOBE NEWSWIRE) — CareCloud, Inc. (the “Company”) (Nasdaq: CCLD, CCLDO, CCLDP), a leading provider of healthcare technology and generative AI solutions for medical practices and health systems nationwide, today held its special meeting (“Special Meeting”) of CareCloud’s common stock shareholders. At the Special Meeting, a record-breaking 10.8 million shareholders, representing 85% of the votes cast, approved an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized shares of common stock from 35 million to 85 million shares.

“We thank our shareholders for their overwhelming support of our proposal,” said Stephen Snyder, Co-Chief Executive Officer of CareCloud.

The detailed voting results are reflected in the Form 8-K to be filed today with the Securities and Exchange Commission (the “SEC”). Certain information contained in this press release is a summary of relevant portions of the Definitive Proxy Statement and other materials filed with the SEC. The entirety of the filings is available on the SEC’s website and on https://ir.carecloud.com/common-stock-special-proxy.

About CareCloud

CareCloud brings disciplined innovation to the business of healthcare. Our suite of AI and technology-enabled solutions helps clients increase financial and operational performance, streamline clinical workflows and improve the patient experience. More than 40,000 providers count on CareCloud to help them improve patient care, while reducing administrative burdens and operating costs. Learn more about our products and services, including revenue cycle management (RCM), practice management (PM), electronic health records (EHR), business intelligence, patient experience management (PXM) and digital health at www.carecloud.com.

To listen to video presentations by CareCloud’s management team, read recent press releases and view our latest investor presentation, please visit ir.carecloud.com.

Follow CareCloud on LinkedIn, X and Facebook.

Forward-Looking Statements

This press release contains various forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “shall,” “should,” “could,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “seeks,” “estimates,” “forecasts,” “predicts,” “possible,” “potential,” “target,” or “continue” or the negative of these terms or other comparable terminology.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this press release include, without limitation, statements reflecting management’s expectations for future financial performance and operating expenditures, expected growth, profitability and business outlook, the impact of pandemics on our financial performance and business activities, and the expected results from the integration of our acquisitions.

These forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all of the risks and uncertainties that could have an impact on the forward-looking statements, including without limitation, risks and uncertainties relating to the Company’s ability to manage growth, migrate newly acquired customers and retain new and existing customers, maintain cost-effective global operations, increase operational efficiency and reduce operating costs, predict and properly adjust to changes in reimbursement and other industry regulations and trends, retain the services of key personnel, develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards, compete with other companies’ products and services competitive with ours, and other important risks and uncertainties referenced and discussed under the heading titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission.

The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

SOURCE CareCloud

Company Contact:

Norman Roth

Interim Chief Financial Officer and Corporate Controller

CareCloud, Inc.

nroth@carecloud.com

Investor Contact:

Stephen Snyder

Co-CEO

CareCloud, Inc.

ir@carecloud.com